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                            NUMERIC INVESTORS L.P.

                     N/I NUMERIC INVESTORS MICRO CAP FUND
                       N/I NUMERIC INVESTORS GROWTH FUND
                   N/I NUMERIC INVESTORS GROWTH & VALUE FUND
                  N/I NUMERIC INVESTORS LARGER CAP VALUE FUND
                  N/I NUMERIC INVESTORS SMALL CAP VALUE FUND

                 (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

                      SUPPLEMENT DATED FEBRUARY 16, 1999
                     TO PROSPECTUS DATED DECEMBER 28, 1998

          The description of the investment adviser on page 14 of the Prospectus is amended as follows:

All investment decisions with respect to the Funds are made by a team of Numeric's Portfolio Management Department, which is subject to the supervision of Mark F. Engerman, CFA. No one person is responsible for making recommendations to that team. Mr. Engerman received a BS in Applied Mathematics and Economics from Brown University, and has been employed by Numeric since January 1994.